UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): August 15, 1996


                                NATIONSBANK, N.A.
                                -----------------
              (Exact name of registrant as specified in its charter)
        (As Servicer on Behalf of NationsBank Auto Grantor Trust 1995-A)



             United States
             of America               33-97436            57-0236115
             -------------            --------            ----------
            (State or other        (Commission File     (IRS employer
            Jurisdiction of            Number)         Identification No.)
            Incorporation)

                                NationsBank, N.A.
                          NationsBank Corporate Center
                             100 North Tryon Street
                        Charlotte, North Carolina  28255
                                 (704) 386-5000


                    (Address of principal executive offices)

         Registrant's telephone number including area code:  (704) 386-5000

Item 5.             Other Events

           The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits

(c)        Exhibits

99         Monthly Servicers Certificate for NationsBank, N.A.
           Class A & B, NationsBank Auto Trust 1995-A

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NATIONSBANK, N.A.
                                   (Registrant)
        (As Servicer on Behalf of NationsBank Auto Grantor Trust 1995-A)


Dated:    August 16, 1996                    By: /s/Leslie J. Fitzpatrick
                                                -------------------------
                                             Name:  Leslie J. Fitzpatrick
                                             Title: Senior Vice President
                                              (Duly Authorized Officer)

                                INDEX TO EXHIBITS


                                                              Sequentially
Exhibit                                                         Numbered
Number                        Exhibit                             Pages
- -------                       -------                          ------------
99        Monthly Servicers Certificate for NationsBank, N.A.      1-3
             Class A & B, NationsBank Auto Trust 1995-A